Rule 497(e)
                                                                File No. 2-94935

CORTLAND                                    600 FIFTH AVENUE, NEW YORK, NY 10020
TRUST, INC.                                 (212) 830-5280
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SUPPLEMENT DATED JUNE 8, 2001 TO THE STATEMENT OF ADDITIONAL INFORMATION Dated
JULY 28, 2000, as supplemented October 31, 2000, and APRIL 20, 2001

          Cortland Trust, Inc. consisting of the following portfolios:
                       Cortland General Money Market Fund
                          U.S. Government Fund, and the
                           Municipal Money Market Fund

     As of April 30, 2001, The Bank of New York has acted as the Custodian for the Company's portfolio securities and cash. Accordingly, the section titled "Custodian" on page 14 has been deleted in its entirety and replaced with the following:

Custodian

The Bank of New York acts as custodian for the Company's portfolio securities and cash. The Bank of New York is compensated for its services by the Manager (not the Company or its Funds) in such amounts as may be agreed upon by The Bank of New York and the Manager. The address of The Bank of New York is 100 Church Street, New York, NY 10286.